GATEWAY DISTRIBUTORS, LTD
                             STOCK OPTION AGREEMENT

          THIS AGREEMENT is made as of February 3, 2006 BETWEEN GATEWAY DISTRIBUTORS LTD, a Nevada corporation (the "Company"), and GARY HEATH (the "Optionee").

          THE PARTIES AGREE AS FOLLOWS:

1.          OPTION GRANT.    The Company hereby grants to the Optionee an option
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(the  "Option")  to  purchase the number of shares of the Company's common stock
(the "Shares"), for an exercise price per share (the "Option Price") and based upon a Grant Date, all as set forth below:

               Shares  under  option:                    3,000,000,000
               Option  Price  per  Share:                       $.0001
               Grant  Date:                         February  3,  2006

          The Option granted hereunder will be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.          STOCKHOLDER  RIGHTS.    No  rights or privileges of a stockholder in
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the Company are conferred by reason of the granting of the Option. Optionee will not become a stockholder in the Company with respect to the Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

3.          EXERCISE  PROCEDURE.  Subject  to  the  conditions set forth in this
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Agreement.  this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefore and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares. Notwithstanding anything herein contained to the contrary, the Optionee and the Company acknowledge that the Optionee exercised the Option to acquire all of the Shares. Optionee will deliver to the Company $300,000 dollars, the receipt and sufficiency of which is acknowledged by the Company. However, the Shares were not issued to the Optionee. Instead, the Optionee and the Company agreed that the certificates for the Shares would be issued at a subsequent date as determined by the Optionee. However, the parties have agreed that the number of the Shares to be issued to the Optionee shall be adjusted to reflect any reverse splits in the shares of the common stock of the Company which have occurred, so that the number of the Shares to be to be issued to the Optionee will be proportionately increased so that the number of the Shares shall be proportionately the same number of the Shares immediately following any such subdivision as existed before any such subdivision.

RELATIONSHIP  WITH  THE COMPANY. Except as otherwise provided in this Section 3,
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this  option  may  not  be  exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company (an "Eligible


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Optionee").

5.          TERMINATION  OF  RELATIONSHIP  WITH  THE  COMPANY.  If  the Optionee
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ceases  to  be  an Eligible Optionee for any reason, then, except as provided in paragraphs (a) and (b) below, the right to exercise this option shall terminate three (3) years after such cessation (but in no event after the Expiration
Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company. the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

          (a) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expira1ion Date while he or she is an Eligible Optionee, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Company for "cause" as specified in paragraph (f) below), this option shall be exercisable, within the period of three years following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee," as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by Bequest or inheritance or otherwise by reason of the death of the Optionee

          (b) Discharge for Cause. If the Optionee, prior to the Expiration Date, is discharged by the company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct by the Optionee or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Optionee's resignation, that discharge for cause was warranted.

6         PAYMENT OF PURCHASE PRICE.
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          (a)  Method  of  Payment.  Payment  of  the  purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company. by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors determines are


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
          consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

          (b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

          (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

          (d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

Delivery of Shares: Compliance With Securities Laws. Etc
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          (a)  General.  The  Company  shall,  upon  payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

          (b) Listing, Qualification Etc. This option shall be subject to the requirement that if at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.


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8.          NO  SPECIAL EMPLOYMENT OR SIMILAR RIGHTS.  Nothing contained in this
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option  shall  be  construed  or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which this option may be exercised.

9.          RIGHTS  AS  A  SHAREHOLDER.  The  Optionee shall have no rights as a
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shareholder  with  respect  to  any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other right for which the record date is prior to the date such stock certificate is issued.

10.          TERMINATION.    This  Option  will  expire,  unless  previously
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exercised  in  full,  on FEBRUARY 3, 2009 which date is on or prior to the third anniversary of the Grant Date unless both parties agree to extend the option in writing thirty days prior to the Termination.


This Agreement sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreemen1s, negotiations and understandings. This Agreement will be governed by the substantive law of the State of Nevada, and may be executed in counterparts.

     The parties hereby have entered into this Agreement as of the date set forth above.

                                        GATEWAY DISTRIBUTORS, LTD

                                        By:
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                                        Title:
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                                        "Optionee"

                                        Gary Heath


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                                        Address:
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